SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 30, 2006


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

         0-6508                                          13-3458955
(Commission File Number)                      (IRS Employer Identification No.)


                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)

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Item 5.02 Corporate Governance and Management

      On January 27, 2006, the Company announced the appointment of Jerold L. Zimmerman to the Board of Directors


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release issued by IEC Electronics Corp. dated January 27, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IEC Electronics Corp.
                                         ---------------------
                                         (Registrant)



Date:  January 30, 2006                  By:/s/ W. Barry Gilbert
                                         -----------------------
                                         W. Barry Gilbert
                                         Chairman, Chief Executive Officer

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